UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 22, 2008


                             CEC ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)




           Kansas                        0-15782                 48-0905805
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



            4441 West Airport Freeway
                  Irving, Texas                                   75062
     (Address of Principal Executive Offices)                   (Zip Code)



                                 (972) 258-8507
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The information furnished in this Item 2.02 - "Results of Operations and Financial Condition" of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

     On July 22, 2008, CEC Entertainment, Inc. issued a press release announcing financial results for the second quarter ended June 29, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.


     (d) Exhibits

     Exhibit
     Number      Description
     -------     -----------

     99.1        Press Release of CEC Entertainment, Inc. dated July 22, 2008


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CEC ENTERTAINMENT, INC.


Date:  July 22, 2008                        By:  /s/ Christopher D. Morris
                                                 ----------------------------
                                                 Christopher D. Morris
                                                 Executive Vice President
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number      Description
-------     -----------

99.1        Press Release of CEC Entertainment, Inc. dated July 22, 2008